Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Seven:
Personal Retirement Manager Series III

Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Seven:
Personal Retirement Manager Series III

Supplement dated August 8, 2023 to the variable annuity prospectus and updating summary prospectus dated May 1, 2023

This contract was previously sold under various marketing names depending on which distribution partner sold the contract and/or when the contract was sold. These marketing names include: Personal Retirement Manager B Share Series III, Personal Retirement Manager C Share Series IV, Personal Retirement Manager L Share Series III, Personal Retirement Manager I Share Series III, and Huntington Personal Retirement Manager B Share Series III.

In Appendix A - Funds Available Under the Contract: the following fund fees are updated as follows:

Fund and Adviser/Subadviser	Current Expenses
American Century VP Growth Fund - Class II Adviser: American Century Investment Management, Inc.	0.91%*
American Century VP Value Fund - Class II Adviser: American Century Investment Management, Inc.	0.86%*
This supplement should be retained for future reference.

HV-8017